UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2012

ONCOSEC MEDICAL INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-54318	98-0573252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4690 Executive Drive, Suite 250 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 23, 2012, Oncosec Medical Incorporated (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale by the Company to the Purchasers an aggregate of 31,000,000 shares of the Company’s Common Stock (collectively, the “Shares”) and warrants to purchase an aggregate of 31,000,000 shares of the Company’s Common Stock (collectively, the “Warrants” and the shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”) at a purchase price of $0.25 per unit, for gross proceeds to the Company of $7.75 million (the “Offering”).  After deducting for fees and expenses, the aggregate net proceeds from the Offering are expected to be approximately $7.2 million.  The Company consummated the Offering on March 28, 2012.

Pursuant to the terms of the Securities Purchase Agreement, at the closing each Purchaser was issued a Warrant to purchase up to a number of shares of the Company’s Common Stock equal to 100% of the shares issued to such Purchaser.  The Warrants have an exercise price of $0.35 per share, are exercisable immediately upon issuance and have a term of exercise equal to five years from the date of issuance of the Warrants.

The securities sold pursuant to the Securities Purchase Agreement have been registered under the Securities Act of 1933 (the “Securities Act”) pursuant to the Company’s Registration Statement on Form S-1, as amended (No. 333-179146), which was declared effective by the Securities and Exchange Commission (the “Commission”) on March 23, 2012, and the Shares and Warrants are being offered and sold pursuant to a prospectus dated March 23, 2012 and a prospectus supplement dated March 27, 2012.  This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any Shares or Warrants, nor shall there be any sale of the Shares or Warrants in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the Securities Purchase Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each document.  Copies of the Form of Warrant and the Securities Purchase Agreement are attached as Exhibit 4.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.

Placement Agent Warrants

Pursuant to a Placement Agent Agreement dated January 23, 2012 by and between the Company and Rodman & Renshaw, LLC (“Rodman”), as subsequently amended on March 12, 2012 (as amended, the “Placement Agent Agreement”), Rodman agreed to act as the Company’s placement agent in connection with the Offering.  Under the Placement Agent Agreement, the Company agreed to pay Rodman a cash fee equal to 6% of the gross proceeds of the Offering (the “Placement Agent Fee”), as well as a non-accountable expense allowance equal to 1% of the gross proceeds of the Offering. In addition, the Company agreed to issue to the placement agent warrants to purchase up to an aggregate of 5% of the aggregate number of shares of Common Stock sold in the Offering, or warrants to purchase 1,550,000 shares of the Company’s Common Stock (the “Placement Agent Warrants”), among other things.  The Company may choose to pay up to 30% of the Placement Agent Fee and issue up to 30% of the Placement Agent Warrants directly to other broker-dealers acting as placement agents or financial advisors in the Offering.  The Company has engaged Roth Capital Partners, LLC (“Roth”) as a financial advisor with respect to the Offering, and has paid 30% of the Placement Agent Fee and has issued 30% of the Placement Agent Warrants to Roth in consideration for its financial advisory services.  As a result, the Company has (i) paid a Placement Agent Fee to Rodman and Roth equal to $325,500 and $139,500, respectively, and (ii) issued to Rodman a Placement Agent Warrant to purchase 1,085,000 shares of Common Stock and has issued to Roth a Placement Agent Warrant to purchase 465,000 shares of Common Stock.  The Placement Agent Warrants have substantially the same terms as the Warrants issued to the Purchasers, except that such warrants shall expire on March 23, 2017.

The Placement Agent Warrants and the shares of the Company’s Common Stock underlying the Placement Agent Warrants have not been registered under the Securities Act and have been issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Placement Agent Warrants and the shares of the Company’s Common Stock underlying the Placement Agent Warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

Second Amendment to Asset Purchase Agreement

On March 24, 2012, the Company and Inovio Pharmaceuticals, Inc. (“Inovio”), entered into a Second Amendment to Asset Purchase Agreement (the “Second Amendment”). The Second Amendment amends and modifies the payment terms of the Asset Purchase Agreement dated March 14, 2011, as amended on September 28, 2011 (as amended, the “Asset Purchase Agreement”) among the Company and Inovio. Prior to the Second Amendment, the Asset Purchase Agreement had required the Company to make payments of $500,000 on March 24, 2012 and $650,000 on March 31, 2012. The Second Amendment provides that the Company is not required to make these payments.  Instead, the remaining acquisition consideration payable to Inovio must be paid on the following schedule: (i) $150,000 on March 31, 2012; (ii) $500,000 on September 24, 2012; (iii) $1,000,000 on March 24, 2013; and (iv) $1,000,000 on December 31, 2013.

In consideration for extending the payment terms, the Company also agreed to issue to Inovio a warrant to purchase 3,000,000 shares of Common Stock at an exercise price of $1.00 per share (the “Inovio Warrant”).  The Inovio Warrant is exercisable immediately upon issuance and has an exercise term of five years. The Inovio Warrant also contains a mandatory exercise provision allowing the Company to request the exercise of the Inovio Warrant in whole provided that the Company’s Daily Market Price (as defined in the warrant) is equal to or greater than $2.40 for twenty consecutive trading days under certain circumstances.  The Inovio Warrant was issued to Inovio without registration under the Securities Act of 1933 in reliance on the exemption from the registration requirements of the Securities Act of 1933 afforded by Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.

The foregoing description of the Second Amendment and the Inovio Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of each document.  Copies of the Form of Second Amendment and the Inovio Warrant are attached as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Placement Agent Warrants” is hereby incorporated by reference into this Item 3.02 in its entirety.  The Placement Agent Warrants (including the shares of the Company’s Common Stock underlying such warrants) were offered and sold to the Placement Agent without registration under the Securities Act, or any state securities laws.  The Company is relying on the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof.  This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Placement Agent Warrants or the shares of the Company’s Common Stock underlying the Placement Agent Warrants.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Second Amendment to Asset Purchase Agreement” is hereby incorporated by reference into this Item 3.02 in its entirety.  The Inovio Warrant was issued to Inovio without registration under the Securities Act of 1933 in reliance on the exemption from the registration requirements of the Securities Act of 1933 afforded by Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.  This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Inovio Warrants or the shares of the Company’s Common Stock underlying the Inovio Warrants.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT INDEX

Exhibit	Description
4.1	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement, dated March 23, 2012, by and among Oncosec Medical Incorporated and each purchaser identified on the signature pages thereto.

10.2	Second Amendment to Asset Purchase Agreement, dated March 24, 2012, by and between OncoSec Medical Incorporated and Inovio Pharmaceuticals, Inc.

10.3	Common Stock Purchase Warrant (issued to Inovio Pharmaceuticals on March 24, 2012)

99.1	Press release dated March 26, 2012.

99.2	Press release dated March 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED

Dated: March 29, 2012	By:	/s/ Punit Dhillon
Name: Punit Dhillon
Title: President & Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement, dated March 23, 2012, by and among Oncosec Medical Incorporated and each purchaser identified on the signature pages thereto.

10.2	Second Amendment to Asset Purchase Agreement, dated March 24, 2012, by and between OncoSec Medical Incorporated and Inovio Pharmaceuticals, Inc.

10.3	Common Stock Purchase Warrant (issued to Inovio Pharmaceuticals on March 24, 2012)

99.1	Press release dated March 26, 2012.

99.2	Press release dated March 28, 2012